UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information contained in Item 5.02 of this Form 8-K is hereby incorporated by reference into this Item.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On February 10, 2022, Kiromic BioPharma, Inc. (the “Company”) and Mr. Gianluca Rotino (“Mr. Rotino”)  entered into a Transition and Consulting Agreement dated as of February 9, 2022 (the “Rotino Agreement”). Pursuant to the terms of the Rotino Agreement, effective as of February 9, 2022, Mr. Rotino’s employment as the Company’s Chief Strategy and Innovation Officer terminated and the Company retained Mr. Rotino to provide consulting services to the Company for a period of nine months (or until November 9, 2022). Notwithstanding the foregoing, the Rotino Agreement may be terminated by either the Company or Mr. Rotino upon 30 days’ prior written notice, except no such prior notice shall be required in the event the Company terminates the Rotino Agreement for cause.

Pursuant to the Rotino Agreement, Mr. Rotino’s compensation shall be $25,000 per month. In addition, the Company agreed that Mr. Rotino’s service under the Rotino Agreement shall constitute continued service to the Company under the terms of the award agreements governing certain restricted stock units (“RSUs”) that were previously issued to Mr. Rotino and that Mr. Rotino’s previously issued RSUs will continue to vest. The Rotino Agreement contains standard termination, confidentiality, and proprietary rights provisions.

Under the terms of the Executive Employment Agreement between Mr. Rotino and the Company effective as of July 1, 2020, as amended October 21, 2020, as the result of the termination of Mr. Rotino’s employment, Mr. Rotino is deemed to have resigned as a member of the Company’s Board of Directors (the “Board”) effective as of February 9, 2022.

A copy of the Rotino Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Rotino Agreement is qualified in its entirety by reference to Exhibit 10.1.

On February 10, 2022, the Company and Dr. Scott Dahlbeck (“Dr. Dahlbeck”)  entered into a Modification to Employment Agreement dated as of February 9, 2022 (the “Dahlbeck Agreement”). The Dahlbeck Agreement amends and supersedes certain terms of the Employment Agreement dated as of January 1, 2020, between the Company and Dr. Dahlbeck. Pursuant to the Dahlbeck Agreement, effective as of February 9, 2022,  Dr. Dahlbeck’s title was changed to Chief of Staff, and he ceased to be the Company’s Chief Medical Officer and Head of Clinical.

Pursuant to the Dahlbeck Agreement, the Company may terminate Dr. Dahlbeck’s employment at any time for any reason. Dr. Dahlbeck may terminate his employment with the Company at any time with 30 days’ prior written notice.

The Dahlbeck Agreement provides that if the Company terminates Dr. Dahlbeck’s employment “without cause” (as defined in the Dahlbeck Agreement), the Company shall pay Dr. Dahlbeck an amount equal to his base salary on the date of termination for a period of nine (9) months, paid on a monthly basis.

A copy of the Dahlbeck Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Dahlbeck Agreement is qualified in its entirety by reference to Exhibit 10.2.

The Rotino Agreement and the Dahlbeck Agreement were entered into as a result of recommendations made to the Board by the Special Committee of the Board (the “Special Committee”) following the completion of the internal review conducted by the Special Committee which is described in the Company’s Form 8-K dated January 27, 2022 and filed with the Securities and Exchange Commission on February 2, 2022.

On February 14, 2022, the Company and Daniel Clark (“Mr. Clark”) entered into an Executive Employment Agreement dated as of February 14, 2022 (the “Clark Agreement”) with respect to Mr. Clark’s  continued service as the Company’s Interim Chief Financial Officer (“Interim CFO”). The term of the Clark Agreement commenced on February 14, 2022 and will continue until termination by either the Company or Mr. Clark as provided in the Clark Agreement.  Pursuant to the Clark Agreement, Mr. Clark’s  base compensation will be $265,000 per year. Pursuant to the Clark Agreement, Mr. Clark is eligible to participate in any bonus or similar incentive plan approved by the Board for executives at Mr. Clark’s level based on a target of $75,000. Pursuant to the terms of the Clark Agreement, the Company shall pay Mr. Clark a bonus in the amount of $25,000 no later than the first payroll date following the date of the execution of the Clark Agreement. Pursuant to the Clark Agreement, Mr. Clark is also entitled to receive a grant of 150,000 restricted stock units (“RSUs”) promptly after execution of the Clark Agreement. 50,000 of the RSUs will vest immediately upon grant and the remaining 100,000 of the RSUs will vest over a three-year period (with one-third of such amount vesting on February 14, 2023, and 1/36 of such amount vesting on a monthly basis thereafter) conditioned on Mr. Clark’s continued employment with the Company. Mr. Clark is also eligible to participate in the Company’s employee benefit plans as in effect from time to time on the same basis as generally made available to other executive employees of the Company in accordance with the terms and conditions of the applicable plan documents; provided that Mr. Clark meets the eligibility requirements thereof.

Concurrently with the execution of the Clark Agreement, the Company and Mr. Clark entered into the Company’s standard Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement and the Company’s standard Indemnification Agreement.

Copies of the Clark Agreement, the Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement, and the Indemnification Agreement are filed as Exhibits 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The foregoing descriptions of the terms of the Clark Agreement, the Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement, and the Indemnification Agreement are qualified in their entirety by reference to such exhibits.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Transition and Consulting Agreement effective as of February 9, 2022, by and between Kiromic BioPharma, Inc. and Gianluca Rotino
10.2	Modification to Employment Agreement effective as of February 9, 2022, by and between Kiromic BioPharma, Inc. and Scott Dahlbeck
10.3	Executive Employment Agreement effective as of February 14, 2022, by and between Kiromic BioPharma, Inc. and Daniel Clark
10.4	Confidential Information, Inventions, Non-Solicitation, and Non-Competition Agreement effective as of February 14, 2022, between Kiromic BioPharma, Inc. and Daniel Clark
10.5	Indemnification Agreement effective as of February 14, 2022, by and between Kiromic BioPharma, Inc. and Daniel Clark
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.
Date: February 16, 2022	By:	/s/ Daniel Clark
Daniel Clark Interim Chief Financial Officer

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